UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): January 12, 2016

BRISTOL-MYERS SQUIBB COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1136	22-0790350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

345 Park Avenue
New York, NY, 10154
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 12, 2016, Bristol Myers Squibb Company will present at the J.P. Morgan Healthcare conference at 9:30 a.m. PST (12:30 p.m. EST).  Attached as Exhibit 99.1 is a slide that is being used by Giovanni Caforio, chief executive officer, in that presentation.  Materials and an archived edition of the presentation will be available at http://investor.bms.com.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

99.1	Slide from Presentation of Bristol-Myers Squibb Company dated January 12, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: January 12, 2016	By:	/s/ Katherine. R. Kelly
Name: Katherine R. Kelly
Title: Corporate Secretary

EXHIBIT INDEX
Exhibit No.	Description
99.1	Slide from Presentation of Bristol-Myers Squibb Company dated January 12, 2016.